UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 28, 2011

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	0-53424 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104-2867 (Zip Code)

Registrant’s telephone number, including area code:  (215) 495-1150

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 28, 2011, Broad Street Funding LLC (“Broad Street”), the wholly-owned financing subsidiary of FS Investment Corporation, and Deutsche Bank AG, New York Branch (“Deutsche Bank”) entered into an Amended and Restated Credit Agreement (the “Restated Credit Agreement”), which amends and restates the Credit Agreement dated as of March 10, 2010, between Broad Street and Deutsche Bank, as amended as of July 13, 2010 and November 10, 2010 (the “Original Credit Agreement”), to convert the facility from a single-lender facility to a multi-lender, syndicated facility and name Deutsche Bank as administrative agent thereunder; to convert all $100,000,000 of the outstanding Tranche B Commitment into a Tranche C Commitment (each as defined in the Restated Credit Agreement) in exchange for a conversion fee paid to Deutsche Bank; to join a new lender to the facility to be the sole lender under the Tranche C Commitment; and to set forth the relative rights and obligations of the administrative agent and the lenders thereunder.  No other material terms of the Original Credit Agreement changed in connection with the entrance into the Restated Credit Agreement.

On January 28, 2011, Broad Street and Deutsche Bank also entered into an Amended and Restated Security Agreement (the “Restated Security Agreement”), which amends and restates the Security Agreement dated as of March 10, 2010, between Broad Street and Deutsche Bank, as amended as of July 13, 2010 (the “Original Security Agreement”), to provide that Deutsche Bank will serve as administrative agent thereunder and to set forth the relative rights and obligations of the administrative agent and the lenders thereunder.  No other material terms of the Original Security Agreement changed in connection with the entrance into the Restated Security Agreement.

The foregoing descriptions of the Restated Credit Agreement and the Restated Security Agreement are qualified in their entirety by reference to the full text of the Restated Credit Agreement and the Restated Security Agreement, which are attached hereto as Exhibit 10.1 and 10.2, respectively, and which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Form 8-K is hereby incorporated into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Credit Agreement, dated January 28, 2011, by and among Broad Street Funding LLC, Deutsche Bank AG, New York Branch and the other lenders party thereto.

10.2	Amended and Restated Security Agreement, dated January 28, 2011, by and between Broad Street Funding LLC and Deutsche Bank AG, New York Branch.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date:	January 31, 2011	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Credit Agreement, dated January 28, 2011, by and among Broad Street Funding LLC, Deutsche Bank AG, New York Branch and the other lenders party thereto.

10.2	Amended and Restated Security Agreement, dated January 28, 2011, by and between Broad Street Funding LLC and Deutsche Bank AG, New York Branch.